EXHIBIT 10.1
                                                                    ------------


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                                 AMENDMENT NO. 1
                                       TO


                                  AGREEMENT FOR
                                        A
                                U.S. $300,000,000
                            REVOLVING CREDIT FACILITY
                             TO BE MADE AVAILABLE TO


                              SEACOR HOLDINGS INC.


                                       BY
        DNB NOR BANK ASA, NORDEA BANK NORGE ASA, GRAND CAYMAN BRANCH, THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND and FORTIS CAPITAL CORP.,
                           as Mandated Lead Arrangers

       DNB NOR BANK ASA and NORDEA BANK NORGE ASA, GRAND CAYMAN BRANCH, as
                                   Bookrunners

                       DNB NOR BANK ASA, as Facility Agent
        NORDEA BANK NORGE ASA, GRAND CAYMAN BRANCH, as Syndication Agent THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND, as Structuring Agent

                  FORTIS CAPITAL CORP., as Documentation Agent

                                       AND
                           THE FINANCIAL INSTITUTIONS
                            IDENTIFIED ON SCHEDULE A,
                                   as Lenders

 ------------------------------------------------------------------------------

                               As of July 3, 2007

             AMENDMENT NO. 1 TO REVOLVING CREDIT FACILITY AGREEMENT
             ------------------------------------------------------

            THIS AMENDMENT NO. 1 TO REVOLVING CREDIT FACILITY AGREEMENT (this "Amendment") is made as of the 3rd day of July 2007, by and among (1) Seacor Holdings Inc., a corporation incorporated under the laws of the State of Delaware (hereinafter called the "Borrower"), (2) DnB NOR Bank ASA ("DnB NOR"), Nordea Bank Norge ASA, Grand Cayman Branch ("Nordea"), The Governor and Company of the Bank of Scotland ("Bank of Scotland") and Fortis Capital Corp., a corporation organized under the laws of the State of Connecticut ("Fortis"), as mandated lead arrangers, (3) DnB NOR and Nordea, as Bookrunners, (4) DnB NOR, as facility agent (the "Facility Agent"), (5) Nordea, as syndication agent, (6) Bank of Scotland, as structuring agent, (7) Fortis, as documentation agent, and
(8) the banks and financial institutions whose names and addresses are set out in Schedule A to the Credit Agreement (as hereinafter defined), as lenders, and amends and is supplemental to the revolving credit facility agreement dated as of November 3, 2006 (the "Original Agreement") made by and among the parties hereto.

                      W I T N E S S E T H   T H A T:

            WHEREAS, Section 3.1 of the Original Agreement provided for a Commitment Increase over the Initial Commitment pursuant to the terms thereof; and

            WHEREAS, certain Lenders have agreed to increase their respective Commitment pursuant to Section 3.1 of the Original Agreement and as provided herein.

            NOW, THEREFORE, in consideration of the premises and such other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the parties, it is hereby agreed as follows:

            1. Definitions. Unless otherwise defined herein, words and expressions defined in the Original Agreement have the same meanings when used herein, including in the Recitals hereof.

            2. Representations and Warranties. The Borrower hereby reaffirms, as of the date hereof, each and every representation and warranty made thereby in the Original Agreement and the Note (updated mutatis mutandis).

            3. No Defaults. The Borrower hereby represents and warrants that as of the date hereof (1) there exists (a) no Event of Default or any condition which, with the giving of notice or passage of time, or both, would constitute an Event of Default or (b) no Material Adverse Change and (2) the increase of the Committed Amount pursuant to the terms hereof will not cause a Material Adverse Change or Event of Default.

            4. Performance of Covenants. The Borrower hereby reaffirms that it has duly performed and observed the covenants and undertakings set forth in the Original Agreement and the Notes, on its part to be performed, and covenants and undertakes to continue duly to perform and observe such covenants and undertakings, as amended hereby, so long as the Original Agreement, as amended and supplemented hereby, and as may be further amended or supplemented from time to time, shall remain in effect.

            5. Amendments to the Original Agreement. Subject to the terms and conditions of this Amendment, the Original Agreement is hereby amended and supplemented as follows:

            (a) all references to "this Agreement" shall be deemed to refer to the Original Agreement as amended hereby;

            (b) the first Recital shall be deleted in its entirety and replaced with the following Recital: "Whereas, at the request of the Borrower, each of the Agents has agreed to act in its respective capacity as set forth herein and the Lenders have agreed to provide to the Borrower a revolving credit facility in the amount of up to Four Hundred Fifty Million Dollars ($450,000,000)";

            (c) the definition "Commitment Increase" shall be deleted in its entirety;

            (d) the definition "Committed Amount" shall be deleted in its entirety and replaced with the following definition "Committed Amount" means Four Hundred Fifty Million Dollars ($450,000,000), being the maximum aggregate principal amount in Dollars of the Advances and Letters of Credit which may be outstanding at any time under the Credit Facility, as reduced from time to time pursuant to Section 5.3; provided that the Committed Amount in respect of Letters of Credit shall not exceed Two Hundred Million Dollars ($200,000,000)";

            (e) the definition "Credit Facility" shall be deleted in its entirety and replaced with the following definition: "Credit Facility" means the sums advanced or to be advanced by the Lenders to the Borrower and the Letters of Credit to be issued by the Letter of Credit Issuers for the account of the Borrower in the maximum principal amount of Four Hundred Fifty Million Dollars ($450,000,000) all pursuant to, and subject to the terms of, this Agreement";

            (f) the definition of "Initial Commitment" shall be deleted in its entirety;

            (g) Section 3.1 shall be amended by (1) deleting the phrase "the Initial Commitment under" from the first sentence thereof and
                  (2) deleting the second and third sentences thereof; and

            (h) Schedule A to the Original Agreement (Particulars of Lenders) shall be replaced with Schedule A as set forth on Schedule 1 attached hereto.

            6. No Other Amendment. All other terms and conditions of the Original Agreement shall remain in full force and effect and the Original

Agreement shall be read and construed as if the terms of this Amendment were included therein by way of addition or substitution, as the case may be.

            7. Other Documents. By the execution and delivery of this Amendment, the Borrower and the Lenders hereby consent and agree that all references in the Notes which were executed in connection with the Original Agreement and not replaced by an amended and restated Note as provided in
Section 9 hereof, to the Original Agreement shall be deemed to refer to the Original Agreement as amended this by Amendment. By the execution and delivery of this Amendment, the Borrower hereby consents and agrees that the Notes which were executed in connection with the Original Agreement and not replaced by an amended and restated Note as provided in Section 9 hereof, shall remain in full force and effect notwithstanding the amendments contemplated hereby.

            8. Fees and Expenses. The Borrower agrees to pay to the Facility Agent upon the execution hereof all costs and expenses (including reasonable legal fees) of the Lenders in connection with the preparation and execution of this Amendment.

            9. Conditions Precedent. The effectiveness of this Amendment shall be expressly subject to the following conditions precedent:

            (a)   Corporate Documents. The Facility Agent shall have received:

                  i. copies, certified as true and complete by an officer of the Borrower, of the resolutions of the directors of the Borrower evidencing approval of this Amendment and authorizing an appropriate officer or officers or attorney-in-fact or attorneys-in-fact to execute the same on its behalf, or other evidence of such approvals and authorizations;

                  ii. copies, certified as true and complete by an officer of the Borrower, of all documents evidencing any other necessary action (including actions by such parties thereto other than the Borrower as may be required by the Lender), approvals or consents with respect to this Amendment;

                  iii. copies, certified as true and complete by an officer of the Borrower, of its certificate of incorporation and by-laws, or equivalent instruments thereof;

                  iv. certificate of the jurisdiction of formation of the Borrower as to the good standing thereof; and

                  v. a certificate signed by an officer of the Borrower to the effect that (A) there exists (1) no Event of Default or any condition which, with the giving of notice or passage of time, or both, would constitute an Event of Default or (2) no Material Adverse Change, (B) the increase of the Committed Amount pursuant to the terms hereof will not cause a Material Adverse Change or Event of Default, and (C) the representations and warranties of the Borrower contained in this Amendment are true and correct as of the date of such certificate.

            (b) Amended and Restated Notes. The Borrower shall execute an amended and restated Note in favor of each Lender which has increased its Commitment pursuant hereto, substantially in the form of Exhibit 1 to the Original Agreement.

            10. Fees Paid. The Lenders shall have received payment in full of all fees and expenses due under the Original Agreement and this Amendment.

            11. No Event of Default. The Facility Agent shall be satisfied that no Event of Default or event which, with the passage of time, giving of notice or both would become an Event of Default have occurred and be continuing and the representations and warranties of the Borrower contained in the Original Agreement and this Amendment, shall be true on and as of the date of this Amendment.

            12. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

            13. Counterparts. This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed to be an original but all such counterparts shall constitute but one and the same agreement.

            14. Headings; Amendment. In this Amendment, section headings are inserted for convenience of reference only and shall be ignored in the interpretation of this Amendment. This Amendment cannot be amended other than by written agreement signed by the parties hereto.



                           [SIGNATURE PAGES TO FOLLOW]

            IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment by its duly authorized representative on the day and year first above written.

SEACOR HOLDINGS INC.,
as Borrower


By
   --------------------------------
Name :
Title:

DNB NOR BANK ASA,                       NORDEA BANK NORGE ASA, GRAND
as Facility Agent, Mandated Lead        CAYMAN BRANCH as Syndication Agent,
Arranger, Bookrunner and Lender         Mandated Lead Arranger, Bookrunner and
                                        Lender

By                                      By
  ------------------------------          ------------------------------
Name :                                  Name :
Title:                                  Title:


By                                      By
  ------------------------------          ------------------------------
Name :                                  Name :
Title:                                  Title:



THE GOVERNOR AND COMPANY OF             FORTIS CAPITAL CORP., as Documentation
SCOTLAND THE BANK OF                    Agent, Mandated Lead Arranger and
as Structuring Agent, Mandated Lead     Lender
Arranger and Lender

By                                      By
  ------------------------------          ------------------------------
Name :                                  Name :
Title:                                  Title:


By                                      By
  ------------------------------          ------------------------------
Name :                                  Name :
Title:                                  Title:

LLOYDS TSB BANK PLC, as Lender          THE GOVERNOR AND COMPANY OF THE BANK
                                        OF IRELAND, as Lender

By                                      By
  ------------------------------          ------------------------------
Name :                                  Name :
Title:                                  Title:


By                                      By
  ------------------------------          ------------------------------
Name :                                  Name :
Title:                                  Title:



DEUTSCHE SCHIFFSBANK AG,                 HSH NORDBANK AG,
as Lender                                  as Lender

By                                      By
  ------------------------------          ------------------------------
Name :                                  Name :
Title:                                  Title:


By                                      By
  ------------------------------          ------------------------------
Name :                                  Name :
Title:                                  Title:



NIBC BANK N.V., as Lender                WHITNEY NATIONAL BANK, as Lender

By                                      By
  ------------------------------          ------------------------------
Name :                                  Name :
Title:                                  Title:


By                                      By
  ------------------------------          ------------------------------
Name :                                  Name :
Title:                                  Title:



BAYERISCHE HYPO-UND
VEREINSBANK AG, as Lender

By
  ------------------------------
Name :
Title:


By
  ------------------------------
Name :
Title:

                                   SCHEDULE 1

                                   SCHEDULE A
                             PARTICULARS OF LENDERS

------------------------------------------------------------------------------------------
NAME AND ADDRESS                                  COMMITMENT     PARTICIPATION PERCENTAGE
------------------------------------------------------------------------------------------
DnB NOR Bank ASA                                  $67,500,000    15%
200 Park Avenue
New York, NY 10166-0396
U.S.A
------------------------------------------------------------------------------------------
The Governor and Company of the Bank of Scotland  $45,000,000    10%
Pentland House
8 Lochside Avenue
Edinburgh EH12 9DJ
Scotland
------------------------------------------------------------------------------------------
Fortis Capital Corp.                              $45,000,000    10%
520 Madison Avenue, 33rd Floor
New York, NY 10022
U.S.A.
------------------------------------------------------------------------------------------
Lloyds TSB Bank plc                               $45,000,000    10%
10 Gresham Street
London EC2V 7AE
United Kingdom
------------------------------------------------------------------------------------------
The Governor and Company of the Bank of Ireland   $37,500,000    8.3333%
Lower Baggot Street
Dublin 2
Ireland
------------------------------------------------------------------------------------------
Deutsche Schiffsbank AG                           $37,500,000    8.3333%
Domshof 17
28195 Bremen
Germany
------------------------------------------------------------------------------------------
HSH Nordbank AG                                   $37,500,000    8.3333%
Gerhart Hauptmann-Platz 50
D-20095 Hamburg
Germany
------------------------------------------------------------------------------------------
NIBC Bank N.V.                                    $37,500,000    8.3333%
Carnegieplein 4
2517 KJ
The Hague
Netherlands
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Bayerische Hypo-und Vereinsbank AG                $37,500,000    8.3333%
Alter Wall 22
20457 Hamburg
Germany
------------------------------------------------------------------------------------------
Whitney National Bank                             $30,000,000    6.6667%
228 St. Charles Street
New Orleans, LA  70130-2601
U.S.A.
------------------------------------------------------------------------------------------
Nordea Bank Norge ASA, Grand Cayman Branch        $30,000,000    6.6667%
11 West 42nd Street, 7th Floor
New York, NY 10036
U.S.A.
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